Exhibit 10.5

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of December 15, 2004, by Diametrics Medical, Inc., a Minnesota corporation (“Grantor”), in favor of Barbara R. Mittman (“Collateral Agent”), acting on behalf of certain obligees of Grantor, namely Longview Equity Fund, LP, Longview Fund L.P., Longview International Equity Fund L.P., Mercator Momentum Fund III L.P., Mercator Momentum Fund L.P., Monarch Pointe Fund, Ltd., and Camden International (collectively with Collateral Agent referred to herein as the “Note Holders”).

W I T N E S S E T H:

WHEREAS, Grantor, Barbara R. Mittman, Longview Equity Fund, LP, Longview Fund L.P., Longview International Equity Fund L.P., Mercator Momentum Fund III L.P., Mercator Momentum Fund L.P., Monarch Pointe Fund, Ltd., and Camden International are parties to that certain Subscription Agreement, dated as of December 14, 2004; and

WHEREAS, Grantor agreed to grant a security interest to Barbara R. Mittman as Collateral Agent for the Note Holders in all of Grantor’s right, title and interest in and to all Collateral as defined in, and pursuant to a Security and Pledge Agreement, dated as of December 15, 2004 (“Security Agreement”); and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Grantor hereby grants to Collateral Agent, on behalf of itself and the Note Holders, a continuing first priority security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its trademarks, trade names, trade styles, corporate names, business names, service marks, logos, internet domain names, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, and trademark and service mark applications (“Trademarks”) and all licenses and rights to use any of the Trademarks (“Trademark Licenses”) to which it is a party including but not limited to those referred to on Schedule 1 hereto which Grantor represents and warrants is a complete list of all such Trademarks and Trademark Licenses owned by Grantor as of the date hereof;

(b) all reissues, continuations or extensions of the foregoing;

(c) all goodwill of the business connected with the use of, and symbolized by each Trademark and each Trademark License; and

(d) all products and proceeds of the foregoing, including, without limitation, any claim or right to claim by Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

2. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent and the Note Holders, pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed as of the date and year first written above.

GRANTOR

DIAMETRICS MEDICAL, INC.

By: /s/ David Kaysen

Name: David Kaysen Title: Chief Executive Officer and President

THE SECURED PARTY

/s/ Barbara R. Mittman
BARBARA R. MITTMAN, as Collateral Agent

LONGVIEW EQUITY FUND, L.P.	LONGVIEW FUND L.P.

By: /s/ Wayne H. Coleson Its: Investment Advisor	By: /s/ S. Michael Rudolph Its: Investment Advisor

LONGVIEW INTERNATIONAL EQUITY FUND, L.P.	CAMDEN INTERNATIONAL

By: /s/ Wayne H. Coleson Its: Investment Advisor	By: /s/ Deirdre M. McCoy Its: Director

MERCATOR MOMENTUM FUND III L.P. By: Mercator Advisory Group, LLC Its: General Partner	MERCATOR MOMENTUM FUND L.P. By: Mercator Advisory Group, LLC Its: General Partner

By: /s/ David Firestone Its: Managing Member	By: /s/ David Firestone Its: Managing Member

MONARCH POINTE FUND, LTD.

By: /s/ David Firestone

Its: Managing Member

SCHEDULE 1

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS

MarkReg. No. Date

Diametrics Medical, Incorporated (trademark & logo) 1,865,236, S/N 74/344,546 Renewal required 11.29.2004
Diametrics Medical, Inc. 1,864,228, S/N 74-343,125 Renewal required 11.22.2004
TrendCare 2,318,862, S/N 75- 611,207

TRADEMARK APPLICATIONS

TRADEMARK LICENSES